SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event Reported):
                                  May 28, 2003

                             1-800-FLOWERS.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 0-26841 11-3117311
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            (State or Other Jurisdiction of (Commission File Number)
             (I.R.S. Employer Identification Incorporation) Number)

                               1600 Stewart Avenue
                            Westbury, New York 11590
                                 (516) 237-6000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


ITEM 5.  OTHER EVENTS.

On  May  28,  2003,   Pamela  Knox,   Senior  Vice  President  of  Marketing  of
1-800-FLOWERS.COM, Inc. tendered her resignation to the Company.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

None.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800-FLOWERS.COM, INC.


DATE:  June 13, 2003                         By: /s/ William E. Shea
                                                    -------------------
                                             William E.Shea
                                             Chief Financial Officer
                                             Senior Vice-President-Finance
                                             and Administration